UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 20, 2007

                                  Airtrax, Inc.
             (Exact name of registrant as specified in its charter)



       New Jersey                      0-25791                   22-3506376
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

                 200 Freeway Drive Unit One, Blackwood, NJ 08012
              (Address of principal executive offices and Zip Code)
                                 (856) 232-3000

                                   Copies to:
                               Richard A. Friedman
                              Eric A. Pinero, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.


On February 20, 2007, we entered into a Securities Purchase Agreement (the "Purchase Agreement") with certain accredited and/or qualified institutional investors pursuant to which we sold an aggregate of $3,734,040 principal amount secured convertible debentures (the "Debentures") convertible into shares of our common stock, no par value (the "Common Stock") at a conversion price equal to $0.45 (the "Conversion Price"), for an aggregate purchase price of $3,219,000. In addition, we issued to the investors (i) warrants to purchase 8,297,866 shares of our Common Stock (the "Warrants") at an exercise price equal to $0.54 per share, which represents 100% of the number of shares issuable upon conversion of the Debentures; (ii) callable warrants to purchase 4,148,933 shares of our Common Stock at an exercise price equal to $0.75 per share, which represents 50% of the number of shares issuable upon conversion of the
Debentures; and (iii) callable warrants to purchase 4,148,933 shares of our Common Stock at an exercise price equal to $1.25 per share, which represents 50% of the number of shares issuable upon conversion of the Debentures (collectively, the "Callable Warrants").


The Debentures mature on February 20, 2009. We may in our discretion redeem the Debentures, subject to certain equity conditions being met by us as set forth in the Debentures, at a price equal to 150% of the principal balance, accrued interest, and all liquidated damages, if any, thereon that are requested to be redeemed. Our obligations under the Purchase Agreement, the Debentures and the additional definitive agreements with respect to this transaction are secured by all of our assets. In addition, our wholly owned subsidiaries, Airtrax Financial Services LLC and Airtrax Manufacturing Corp., are guaranteeing the satisfaction of our obligations under the Purchase Agreement, the Debentures and the additional definitive agreements with respect to this transaction.


The Conversion Price of the Debentures is subject to the following adjustments for any failure by us to cause the Securities and Exchange Commission (the "SEC") to declare the initial registration statement covering the shares underlying the Debentures, the Warrants and the Callable Warrants effective:

o if the initial registration statement is not declared effective on or before February 20, 2008, the Conversion Price applicable to an amount of conversion shares equal to the highest number of shares of Common Stock which can be sold by the holder pursuant to Rule 144, promulgated under the Securities Act of 1933, as amended (the "144 Amount"), shall be adjusted to equal the lesser of (i) the then Conversion Price and (ii) 80% of the average of the 3 lowest closing prices of our Common Stock during the 10 trading days immediately preceding February 20, 2008;

o if the initial registration statement is not declared effective on or before April 20, 2008, the Conversion Price applicable to an amount of conversion shares equal to the 144 Amount shall be adjusted to equal the lesser of (i) the then Conversion Price and (ii) 80% of the average of the 3 lowest closing prices of our Common Stock during the 10 Trading Days immediately preceding April 20, 2008;

o if the initial registration statement is not declared effective on or before July 20, 2008, the Conversion Price applicable to an amount of conversion shares equal to the 144 Amount shall be adjusted to equal the lesser of (i) the then Conversion Price and (ii) 80% of the average of the 3 lowest closing prices of our Common Stock during the 10 trading days immediately preceding July 20, 2008;

o if the initial registration statement is not declared effective on or before October 20, 2008, the Conversion Price applicable to an amount of conversion shares equal to the 144 Amount shall be adjusted to equal the lesser of (i) the then Conversion Price and (ii) 80% of the average of the 3 lowest closing prices of our Common Stock during the 10 trading days immediately preceding October 20, 2008; and

o if the initial registration statement is not declared effective on or before February 20, 2009, the Conversion Price applicable to an amount of conversion shares equal to the 144 Amount shall be adjusted to equal the lesser of (i) the then Conversion Price and (ii) 80% of the average of the 3 lowest closing prices of our Common Stock during the 10 trading days immediately preceding February 20, 2009.

The Conversion Price of the Debentures and the respective exercise prices of the Warrants and the Callable Warrants are subject to adjustment in certain events, including, without limitation, upon our consolidation, merger or sale of all of substantially all of our assets, a reclassification of our Common Stock, or any stock splits, combinations or dividends with respect to our Common Stock.




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In  addition,  after such time as the SEC declares  the  registration  statement effective, if (i) the volume weighted average price for each of the 10 consecutive trading days (the "Measurement Period") exceeds $1.50 per share with respect to the $0.75 Callable Warrants and $2.50 with respect to the $1.25 Callable Warrants, (ii) the daily volume for each trading day in such Measurement Period exceeds 250,000 shares of Common Stock per trading day, and
(iii) the holder is not in possession of any information that constitutes, or might constitute, material non-public information, then we may, within one trading day of the end of such Measurement Period, call for cancellation of all or any portion of the Callable Warrants which have not yet been exercised at a price equal to $.001 per share.

Under the Registration Rights Agreement we entered into with the investors on February 20, 2007, we are obligated to file a registration statement on Form SB-2 to effect the registration of 130% the Common Stock issuable upon conversion of the Debentures and exercise of the Warrants, the Callable Warrants and the selling agent warrants (as described below) on the earlier of (i) 15 calendar days from the filing of our annual report on Form 10-KSB for the fiscal year ended December 31, 2006, or (ii) April 15, 2007 (the "Filing Date"). We are obligated to use our best efforts to cause the registration statement to be declared effective no later than 90 days after the Filing Date. If we do not file the registration statement by the Filing Date, or if the registration statement is not declared effective by the SEC within the deadline specified in the preceding sentence, we shall pay to the investors, as liquidated damages, an amount equal to 1.25% of the principal amount of the Debentures on a pro rata basis for each 30-day period of such registration default.

Further, we paid commissions of $321,900 and issued 715,333 Warrants to First Montauk Securities Corp. (the "Selling Agent"), an NASD member firm, which acted as Selling Agent for the transaction, each as consideration for services performed in connection with the purchase and sale of the Debentures, Warrants and Callable Warrants to the investors pursuant to the Purchase Agreement. The Selling Agent had no obligation to buy any Debentures, Warrants or Callable Warrants from us. In addition, we have agreed to indemnify the Selling Agent and other persons against specific liabilities under the Securities Act of 1933, as amended.

We claim an exemption from the registration requirements of the Act for the private placement of these securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the Investors were accredited investors and/or qualified institutional buyers, the Investors had access to information about us and their investment, the Investors took the securities for investment and not resale, and we took appropriate measures to restrict the transfer of the securities.

On February 21, 2007, we issued a press release announcing the entry into the Purchase Agreement with the investors, a copy of which is attached hereto as
Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 2.03 Creation of a Direct Financial Obligation.

See Item 1.01 above.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(a)       Financial statements of business acquired.

          Not applicable.

(b)       Pro forma financial information.




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

          Not applicable.

(c)       Exhibits.

Exhibit
Number    Description
--------------------------------------------------------------------------------

10.1 Securities Purchase Agreement dated as of February 21, 2007 by and among Airtrax, Inc. and the investors named on the signature pages thereto.

10.2 Registration Rights Agreement dated as of February 21, 2007 by and among Airtrax, Inc. and the investors named on the signature pages thereto.

10.3 Form of Secured Convertible Debenture of Airtrax, Inc. dated as of February 21, 2007.

10.4 Form of Common Stock Purchase Warrant of Airtrax, Inc. dated as of February 21, 2007.

10.5 Security Agreement dated as of February 21, 2007 by and among Airtrax, Inc., Airtrax Financial Services LLC, Airtrax Manufacturing Corp. and the investors named on the signature pages thereto.

10.6 Subsidiary Guarantee dated as of February 21, 2007 by and among Airtrax Financial Services LLC and Airtrax Manufacturing Corp.

99.1    Press Release of Airtrax, Inc. dated as of February 21, 2007.




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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Airtrax, Inc.


Date: February 21, 2007                   /s/ Robert M. Watson
                                          --------------------------
                                          Robert M. Watson
                                          Chief Executive Officer





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